Corporate Presentation March 2015

Forward-Looking Statements This presentation includes statements that are, or may be deemed, ‘‘forward-looking statements.’’ In some cases, these forward- looking statements can be identified by the use of forward-looking terminology, including the terms “believes,” “estimates,” “anticipates,” “expects,” “plans,” “intends,” “may,” “could,” “might,” “will,” “should,” “approximately” or, in each case, their negative or other variations thereon or comparable terminology, although not all forward-looking statements contain these words. They appear in a number of places throughout this presentation and include statements regarding our intentions, beliefs, projections, outlook, analyses or current expectations concerning, among other things, our ongoing and planned discovery and development of drugs targeting kidney diseases, the strength and breadth of our intellectual property, our ongoing and planned preclinical studies and clinical trials, the timing of and our ability to make regulatory filings and obtain and maintain regulatory approvals for our product candidates, the degree of clinical utility of our products, particularly in specific patient populations, expectations regarding clinical trial data, our results of operations, financial condition, liquidity, prospects, growth and strategies, the length of time that we will be able to continue to fund our operating expenses and capital expenditures, our expected financing needs and sources of financing, the industry in which we operate and the trends that may affect the industry or us. By their nature, forward-looking statements involve risks and uncertainties because they relate to events, competitive dynamics, and healthcare, regulatory and scientific developments and depend on the economic circumstances that may or may not occur in the future or may occur on longer or shorter timelines than anticipated. Although we believe that we have a reasonable basis for each forward-looking statement contained in this presentation, we caution you that forward-looking statements are not guarantees of future performance and that our actual results of operations, financial condition and liquidity, and the development of the industry in which we operate may differ materially from the forward-looking statements contained in this presentation as a result of, among other factors, the factors referenced in the “Risk Factors” section of our Annual Report on Form 10-K for the year ended December 31, 2014 filed with the Securities and Exchange Commission March 24, 2015. In addition, even if our results of operations, financial condition and liquidity, and the development of the industry in which we operate are consistent with the forward-looking statements contained in this presentation, they may not be predictive of results or developments in future periods. Any forward-looking statements that we make in this presentation speak only as of the date of such statement, and we undertake no obligation to update such statements to reflect events or circumstances after the date of this presentation, except as required by law. You should read carefully our Forward-Looking Statements and the factors described in the “Risk Factors” sections of our Annual Report on Form 10-K for the year ended December 31, 2014 to better understand the risks and uncertainties inherent in our business. 2

Corporate Overview Late-stage company developing therapies that target the underlying cause of kidney disease  Oral Pyridorin (Phase 3) – an inhibitor & scavenger of pathogenic oxidative chemistries to slow progression of diabetic nephropathy (DN) – chronic  I.V. Pyridorin (Preclinical) – to treat acute kidney injury (AKI) – acute Oral Pyridorin for DN is in Phase 3 development. Patient population being studied is the same used in a completed 2B study which demonstrated a 57% treatment effect.  FDA Fast Track Designation  Proof of concept established in two large Phase 2a studies  Preferred patient population identified in large Phase 2b study (307 patients)  Benign safety profile  First trial: First patient enrolled in trial June 2014; Interim: Mid-2016; End trial: 2017  New fully approvable endpoint (time to a 50% SCr increase or ESRD). It reduces trial time & cost by ~50% compared to other DN Phase 3 programs  SPA (Special Protocol Assessment) with FDA that encompasses the above 3

The NephroGenex Team Member Affiliation, Position Pierre Legault, CEO Sanofi-Aventis, President Worldwide Dermatology Eckerd, President Rite Aid, CAO OSI Pharmaceuticals, CFO Prosidion Ltd, CEO Board Member, NPS, Regado Biosciences, Cyclacel, Forest Labs J. Wesley Fox, Ph.D., President & CSO BioStratum, Co-Founder & CSO EnzyMed, Co-Founder and President Abbott Laboratories, Scientist Mark Klausner, M.D., CMO CorMedix, CMO Johnson & Johnson, VP Harvard Medical School, M.D., Clinical Fellow John Hamill, CFO Savient Pharmaceuticals, CFO PharmaNet, CFO Experienced management team focused on clinical success Management Team Board of Directors Member Affiliation, Position Richard Markham, Chairman Care Capital, Partner Aventis, COO & Vice Chairman Aventis Pharma, CEO Chairman, Compensation Committee, Nominating & Governance Committee Pierre Legault Director Jim Mitchum Heart to Heart International, CEO Chairman, Audit Committee Member, Compensation Committee Robert Seltzer Care Capital, Partner Chairman, Nominating & Governance Committee Eugen Steiner, M.D. BioStratum, Director HealthCap, Partner Member, Audit Committee Marco Taglietti, M.D. Scynexis, Chief Executive Officer (effective April 1) Forest Research Institute, President & CMO Forest Labs, EVP of R&D Stiefel, SVP Global R&D Member, Audit & Compensation Committees 4

Cash  As of December 31, 2014 approximately $28.7 million in cash, cash equivalents and investments  Sufficient cash balance to finance operations into early 2016 NASDAQ: NRX (as of March 23, 2015)  Capital Structure ~ 10.3 M shares (8.9 M common, 1.3 M Options and 0.1 M warrants)  Average volume (3 months): 557,012  Closing stock price - $8.36 (market cap of $74.1 million) Principal Investors  Care Capital: 4.24 million shares (47.9%)  Rho Ventures: 1.05 million shares (11.9%)  Visium: 0.66 million shares (7.4%)  BioStratum: 0.54 million shares (6.1%)  > 390 other investors Financial Overview 5

The NephroGenex Pipeline 6 Clinical Program / Indication Preclinical Phase 1 Phase 2 Phase 3 Worldwide Commercial Rights ORAL PYRIDORIN ® Diabetic Nephropathy I.V. PYRIDORIN ® Acute Kidney Injury Chronic oral bid 300 mg tablet targets pathogenic oxidative chemistries 2015 I.V. formulation for hospital patients targets pathogenic oxidative chemistries in AKI Clinical Program

Pathophysiology of Diabetic Nephropathy (DN)  Pyridorin targets pathogenic oxidative chemistries and AGE formation  Pyridorin is an inhibitor and scavenger of these toxic carbonyls and AGEs (AGEs are recognized causative and promoting factors in DN)  DN is the leading cause of dialysis and chronic kidney failure N H 2 O H C H 3 C H O H N H 2 2 C *Contrib Nephrol (2011) Vol 170, p66; Kidney International (2000) Vol 58, Supp 77, pS26 7 An innovative small molecule investigational drug made of pyridoxamine – dihydrochloride DN is one of the most common forms of chronic kidney disease and characterized by albuminuria (albumin present in the urine), hypertension, and progressive renal insufficiency, which can lead to end stage renal disease (ESRD).  Diabetic patients experience elevated levels of pathogenic oxidative chemistries that promote the development and progression of DN*  Hyperglycemia increases pathogenic oxidative chemistries*  Pathogenic oxidative chemistries lead to the formation and accumulation of advanced glycation end products (AGEs) which damage the kidney and promote DN. Pyridorin is an advanced Phase 3 drug candidate targeting an underlying cause of DN Pyridorin™

AGEs bind to receptors on the cells that comprise the glomerulus inducing pathological changes which adversely affect their filtration function. AGEs do not form and protein does not bind to receptors on the cells that comprise the glomerulus and therefore no pathology is induced. Pyridorin inhibits the conversion of the Amadori intermediate to an AGE by interfering with the redox metal ions which catalyze this reaction. INHIBITORY EFFECT Pyridorin reacts with and inactivates toxic carbonyls (e.g. MGO, 3-DG) and ROS thus preventing them from forming AGEs. SCAVENGER EFFECT PYRIDORIN PYRIDORIN Glucose Protein Schiff Base Amadori Intermediate Toxic Carbonyls Benign Adducts Redox Metal Ions Capillaries AGE Glomerulus Podocyte Pyridorin Mechanism of Action Note: Advanced glycation end-products (AGEs) damage protein structure and function which can lead to microvascular injury. 8 *The above graphic is for illustrative purposes only, complete details of the mechanism of action are unknown at this time.

Promising early results for Intravenous Pyridorin  Pyridorin targets specific pathogenic oxidative chemistries that emerge in diabetes  These pathogenic oxidative chemistries also emerge in hospital acquired acute kidney injury caused by: − Ischemia reperfusion injury − Contrast dye induced nephropathy  These interventions are thought to induce kidney injury by inducing pathogenic oxidative stress in renal tissues. Commercial Opportunity  Hospitalized patients at risk for AKI  Patients with pre-existing CKD prior to contrast dye or surgical procedure  Large unmet medical need as ~7%* of all inpatients acquire AKI * Kidney Int. Jul 2012; 82(1) 45-52, J. Chen, JK Chen, and Raymond Harris (Vanderbilt) ** Objectives: Kidney injury evaluation: function, injury level, & post-injury fibrosis I.V. Pyridorin (anticipate filing for IND in mid-2015) Ischemia-Reperfusion Model in Mice** 0 100 200 300 400 500 K im 1 /G A P D H m R N A Uninjured Vehicle IR-AKI PYR IR-AKI n=9 n=10 n=10 Kim 1 DAY 28 after I/R-AKI 9 0.3 0.4 0.5 0.6 0.7 0.8 0.9 1 1.1 Ser u m C re at in in e m g/d L Vehicle PYR 0 1 7 9

Oral Pyridorin – Significant Market Potential DN patients progress from high risk, to early stage (microalbuminuria), to overt nephropathy (macroalbuminuria), to end stage renal disease (ESRD) and dialysis 19 M diagnosed diabetics in the US, of which 33% (6.3 M) exhibit kidney disease  2.8 M macroalbuminuria (overt nephropathy)  3.5 M microalbuminuria and  3.6 M additional patients are at high risk of progressing to DN Diabetic nephropathy is a significant healthcare financial burden  DN patients progressing toward dialysis with an estimated cost of ~$65,000 per patient / per year Current approved therapies are marginally effective  Only ACEIs and ARBs are approved for DN, which do not treat the underlying cause of the disease A significant unmet medical need remains for treatments that can slow or halt DN  Current treatments do not address underlying causes of DN, and patients progressively deteriorate Potential for significant worldwide revenues Could potentially treat 10 M patients in the U.S. 10

NephroGenex 6 Month Phase 2a PYR-205/207 Pyridorin at a 250 mg bid dose is well tolerated and slows the rate of SCr increase in moderate to advanced disease patients Two multi-center, randomized, double-blind, placebo-controlled trials  Number of centers: 20 (U.S., Belgium, United Kingdom, Canada, South Africa)  Dose: 50mg BID x 2 weeks; 100mg BID x 2 weeks; 250mg BID x 20 weeks  Study objectives: assess safety, tolerability and biological activity. All analyses done on combined studies Diabetic patients with DN due to type 1 or type 2 diabetes  N=84 (57 treated, 27 placebo)  Patients had macroalbuminuria and a bSCr < 3.5 mg/dL Note: Virtually all patients on standard of care at screening – ACEI/ARB therapy and blood pressure control 11 Patient Population Number of Subjects PYR, Placebo Baseline SCr PYR Placebo SCr Change from Baseline PYR Placebo Treatment Effect* P value All Patients 57, 27 1.75  0.64 1.96  0.86 0.11  0.26 0.34  0.92 68% 0.0322 *Treatment effect defined as reduction in Year-1 SCr increase compared to placebo. Year-1 SCr increase is a measure of disease progression.

NephroGenex 12 Month Phase 2b PYR-210 Established SOC patients approved by FDA for Phase 3 Pre-specified subgroup analysis Patients on established (or stable) standard of care (SOC) at screening exhibit a highly significant dose-dependent treatment effect in the FDA approvable RENAAL patient population Patients not on SOC at screening exhibited higher initial blood pressures, more frequent medication changes, and drops in blood pressure during treatment, confounding SCr measurements (overall study did not meet end point) Multi-center, randomized, double-blind, placebo-controlled  Number of centers: 61 (U.S., Australia, Israel)  Doses:150mg BID x 12 months; 300mg BID x 12 months  Endpoint: year-one SCr change Two doses were utilized to establish a dose-dependent treatment effect 2 RENAAL: Patients had baseline SCr between 1.3 and 3.0 mg/dL; FDA accepted population for Phase 3 trials in DN 3 300 mg is the go forward dose for phase 3 program 12 Patient Population Dose Number of Subjects PYR, Placebo Baseline SCr PYR Placebo SCr Change from Baseline PYR Placebo Treatment Effect* P value RENAAL2 patients (bSCr < 3.0) on SOC @ screening (FDA approved patient population) 150 mg 60, 63 2.03  0.40 2.04  0.40 0.23  0.45 0.42  0.70 45% 0.041 300 mg 3 64, 63 2.01  0.49 2.04  0.40 0.18  0.34 0.42  0.70 57% 0.009 *Treatment effect defined as reduction in Year-1 SCr increase compared to placebo. Year-1 SCr increase is a measure of disease progression.

NephroGenex Phase 2 Safety Trials Pyridorin was well tolerated, had a benign safety profile, and slowed the rate of SCr increase in patients on stable SOC at screening  No maximum dose tolerability toxicity found in animals & healthy humans  There were no differences between groups in SAEs, mortality or ESRD  There were no differences between groups for laboratory parameters (hematology, chemistry, HbA1c)  There was no effect of Pyridorin on the QTc interval  There were no meaningful differences between groups in AEs • There were increases in diarrhea and constipation with the higher Pyridorin 300 mg bid dose - Diarrhea: Placebo = 6%, 150 mg = 3%, 300 mg = 11% - Constipation: Placebo = 4%, 150 mg = 4%, 300 mg = 10%  Pyridorin has a benign safety profile with the possible exception of a small increase in diarrhea and constipation with the higher dose of 300 mg bid 13

PIONEER Pyridorin Phase 3 Trials Protocol Objective: Evaluate safety and efficacy of Pyridorin at a 300 mg twice daily dose compared to placebo to reduce the rate of renal disease progression due to type 2 diabetes mellitus Patient Population  Baseline SCr from 1.3 and less than 3.0 mg/dL (eGFR > 20 ml/min) with a protein/creatinine ratio (PCR) of at least 1,200 mg/g; patients on established, stable regimen of SOC for 6 months  Appropriate and stable dose of ACEi/ARB and BP medications Overall Trial Design  Two identical, double-blind Phase 3 studies of 600 patients each, dose at 300 mg bid  ~150 centers world-wide (approximately 50% in U.S. and 50% in rest of world)  Duration estimated at approximately 3.5 years Powering  Data analysis to occur following 247 events (an “event” occurs when patient reaches a 50% increase in SCr or ESRD)  90% powering to detect a 28% treatment effect (57% treatment effect observed in Phase 2b study in relevant patient population) Endpoint: Time to a 50% SCr increase or ESRD Interim analysis: After approximately 80 primary endpoint events, there will be an event-based interim analysis Financial: Sufficient cash into 2016 14

PIONEER Trial Interim Analysis Interim analysis expected middle of 2016 The Company expects to conduct an interim analysis after approximately 80 primary endpoint events have occurred The DSMB will be reviewing for safety The interim analysis will be event-based and conducted by an independent third party biostatistician selected by the Company in collaboration with the FDA One of the following three outcomes will be delivered to NephroGenex:  The study is on track to reach the primary endpoint  The study will need more additional events than originally planned to reach the primary endpoint  The study is unlikely to reach the primary endpoint and results should be examined to generate new hypotheses for investigation 15

PYRIDORIN Timeline Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Secured EMA support of study design & new SCr increase end point (Jan 2015) Expect completion IV PYR AKI preclinical results (Q2-Q3) Anticipate IND filing for IV PYR AKI (Q3) Anticipate launch of initial IV PYR AKI study (Q3) Expect completion of PIONEER Phase 3 recruitment in first half 2016 Expect PIONEER interim analysis in middle 2016 Partnership/Collaboration 16 2014 Year 2015 2016 Secured CRO Enrolled first patient in PIONEER pivotal Phase 3 trial (June 2014) Publication on new end point (Nov 2014) Posters presentations at American Society of Nephrology (Nov 2014) Successful completion of TQT cardiac safety study (Dec 2014)

Exclusivity Patents and New Chemical Entity (NCE) No composition of matter claim since this molecule already exists in the human body in microscopic quantities U.S.  Method of use (including patient population and dosage) patent December 2028 (with anticipated patent term extension)  Method of manufacture patent February 2025  NCE - 5 year exclusivity Europe  In most EU countries method of use (including patient population and dosage) patent June 2029 (with anticipated 5 year patent term extension)  NCE - 10 year exclusivity Canada  Method of use (including patient population and dosage) patent June 2024  NCE - 8 year exclusivity Japan  NCE – up to 8 year exclusivity No future royalties, one minimal $200K milestone at approval 17

Corporate Summary Experienced management team focused on clinical success Diabetic nephropathy represents a large and growing unmet need Oral Pyridorin Pivotal Phase 3 program in DN initiated  Demonstrated benign safety profile in Phase 1 and Phase 2 a & b studies  Phase 3 program is studying the patient population determined in the Phase 2b trial, where a 57% treatment effect (a reduction in disease progression) was observed  First patient in Phase 3 trial in June 2014, interim analysis expected in middle of 2016 Oral Pyridorin could potentially treat as many as 10M patients, more than half of the diabetic population in the U.S.  No FDA approved alternative treatments for DN  Pyridorin could significantly decrease the rate of progression of diabetic nephropathy, the onset of ESRD and improve patient quality of life FDA Fast Track, SPA agreement with endpoint and patient population that reduces the time, cost and risk of Phase 3 development 18

Appendix

PIONEER Pyridorin Phase 3 Trials Protocol Primary end points: Evaluate Pyridorin 300 mg twice daily (BID) efficacy compared to placebo in reducing the rate of progression of renal disease due to type 2 diabetes mellitus. With time to the composite endpoint consisting of the earliest event amongst:  A Serum Creatinine (SCr) increase of ≥50% from baseline or;  End Stage Renal Disease (ESRD) ESRD is defined as the initiation of permanent dialysis, receiving a kidney transplant, or a SCr value ≥ 6.0 mg/dL (528 μmol/L) with a second SCr confirmation value ≥ 6.0 mg/dL (528 μmol/L) obtained 4 – 6 weeks later. Key secondary objectives of the study (Pyridorin 300 mg BID to placebo): 1) Time to the composite endpoint event of a SCr increase of ≥100% from baseline or ESRD 2) Safety of Pyridorin compared to placebo, as assessed by adverse events, 12-lead electrocardiograms (ECGs), vital signs, physical examination, clinical chemistries, glycosylated hemoglobin (HbA1c), and hematology 3) Additional secondary objectives of the study (Pyridorin 300 mg BID to placebo) at year 1 and 2: 20  Change in SCr from baseline  Change in serum cystatin-C from baseline  Change in urine protein/creatinine ratio (PCR) from baseline  Change in urinary transforming growth factor-beta (TGF-β) excretion from baseline

Pyridorin Safety Profile: PYR-210 Most Reported Adverse Events Most Reported Serious Adverse Events Pyridorin has a benign safety profile with the possible exception of a small increase in diarrhea and constipation with the higher dose of 300 mg bid  No meaningful differences between groups in AEs  No differences between groups in SAEs  No differences between groups in mortality or ESRD  No differences between groups for laboratory parameters (hematology, chemistry, HbA1c)  No effect of Pyridorin on the QTc interval Safety Conclusions 21

Pyridorin Phase 2a Program PYR-206 Multi-center, randomized, double-blind, placebo-controlled trial  Number of centers: 46  Location of centers: U.S.  Dose: 50mg BID x 24 weeks  Study objectives: assess safety, tolerability and biological activity Diabetic patients with DN due to type 1 or type 2 diabetes  N = 128 (65 treated, 63 placebo)  Patients had macroalbuminuria and a baseline SCr (bSCr) ≤ 2.0 mg/dL A dose of 50 mg bid was examined in mild to moderate disease patients Pyridorin was well tolerated and slowed the rate of SCr increase 22

Clinical Results PYR-206 – Post Hoc Analysis Mild to Moderate Diabetic Nephropathy – Dose 50 mg BID Pyridorin at a 50 mg bid dose is well tolerated and slows the rate of SCr increase in mild to moderate disease patients Note: Virtually all patients on standard of care at screening – ACEI/ARB therapy and blood pressure control 23 Patient Population Number of Subjects PYR, Placebo Baseline SCr PYR Placebo SCr Change from Baseline PYR Placebo Treatment Effect P value All Patients 65, 63 1.27  0.34 1.33  0.38 0.12  0.40 0.16  0.28 27% 0.2426 Type 2 Diabetes 40, 40 1.28  0.34 1.30  0.36 0.08  0.29 0.17  0.30 53% 0.0573 Baseline SCr ≥ 1.3 mg/dL 34, 30 1.54  0.21 1.65  0.28 0.13  0.53 0.26  0.33 50% 0.0691 Type 2 Diabetes, Baseline SCr ≥ 1.3 mg/dL 22, 19 1.53  0.20 1.59  0.73 0.06  0.37 0.29  0.35 79% 0.0074

Clinical Results PYR-205/207 – Pre-Specified Subsets Moderate to Advanced Diabetic Nephropathy – Dose 250 mg bid Pyridorin at a 250 mg bid dose is well tolerated and slows the rate of SCr increase in mild to moderate disease patients Note: Virtually all patients on standard of care at screening – ACEI/ARB therapy and blood pressure control 24 Patient Population Number of Subjects PYR, Placebo Baseline SCr PYR Placebo SCr Change from Baseline PYR Placebo Treatment Effect P value All Patients 57, 27 1.75  0.64 1.96  0.86 0.11  0.26 0.34  0.92 68% 0.0322 Type 2 Diabetes 45, 22 1.74  0.67 1.94  0.92 0.12  0.27 0.38  1.02 68% 0.0498 Baseline SCr ≥ 1.3 mg/dL 42, 19 2.00  0.55 2.37  0.67 0.12  0.30 0.47  1.09 74% 0.0454 Type 2 Diabetes, Baseline SCr ≥ 1.3 mg/dL 33, 15 2.00  0.58 2.40  0.73 0.14  0.31 0.55  1.22 75% 0.058

Clinical Results PYR-210 – Pre-Approved Patient Population Type 2 Diabetic Nephropathy Patients With and Without SOC 1at screening – 300 & 150 mg bid Patients on SOC at screening exhibit a highly significant dose-dependent treatment effect in the FDA approvable RENAAL patient population Patients not on SOC at screening exhibit higher blood pressures and more frequent medication changes that can confound SCr values 1 SOC: ACEI/ARB therapy and blood pressure control. Patients not on SOC at screening entered an 8 week run-in period 2 RENAAL: Patients had baseline SCr between 1.3 and 3.0 mg/dL; FDA accepted population for Phase 3 trials in DN 3 Pre-specified analyses to evaluate patients not on SOC at screening and requiring a run-in period versus patients on established SOC at screening 25 Patient Population Dose Number of Subjects PYR, Placebo Baseline SCr PYR Placebo SCr Change from Baseline PYR Placebo Treatment Effect P value Patients NOT on SOC at screening3 (Pre-specified analysis) 300 mg 36, 34 2.32  0.50 2.34  0.67 0.62  0.75 0.31  0.68 n/a n/a 150 mg 30, 34 2.33  0.56 2.34  0.67 0.73  0.90 0.31  0.68 n/a n/a RENAAL2 patients (bSCr < 3.0) on SOC @ screening (FDA approved patient population) 150 mg 60, 63 2.03  0.40 2.04  0.40 0.23  0.45 0.42  0.70 45% 0.041 300 mg 64, 63 2.01  0.49 2.04  0.40 0.18  0.34 0.42  0.70 57% 0.009

NephroGenex Phase 2 Urinary TGFb Analysis Placebo Pyridorin PYR-206 1 +14.4 pg/mg Baseline 34.4 pg/mg N=62 -9.3 pg/mg Baseline 37.9 pg/mg N=64 PYR-205/207 2 +14.2 pg/mg Baseline 41.6 pg/mg N=27 -9.7 pg/mg Baseline 39.4 pg/mg N=56 TGFb promotes renal fibrosis. As diabetic nephropathy progresses, urinary TGFb values increase. Treatment with Pyridorin reverses this trend indicating a treatment effect on known pathogenic factors that promote fibrosis in diabetic nephropathy. Change from Baseline Analysis picograms (pg) of TGFb per milligram (mg) of creatinine Placebo Pyridorin 150 mg Pyridorin 300 mg PYR-210 3 +264 pg/mg Baseline 323 pg/mg N=62 +21.4 pg/mg Baseline 308 pg/mg N=67 -5.8 pg/mg Baseline 305 pg/mg N=64 26 1 PYR-206 recruited mild to moderate DN patients with a PCR value of >300 mg/g and dosed 50 mg BID for 6 months. 2 PYR-205/207 recruited moderate to advanced DN patients with a PCR value of >300 mg/g and dosed 50 mg BID for 2 weeks, 100 mg BID for 2 weeks and 250 mg BID for 20 weeks. 3 PYR-210 recruited advanced DN patients with a PCR value of >1200 mg/g and dosed one arm with 150 mg BID and another arm for 300 mg BID for 12 months.

Definition  Serum Creatinine (SCr) – the level of creatinine, a by-product of muscle metabolism, circulating in the blood  Estimated Glomerular Filtration Rate (eGFR) – an estimate of the rate that the glomerulus filters blood based on circulating SCr levels corrected for age, sex, and race Comparison For the average patient recruited to PYR-311: When SCr, Then eGFR Serum Creatinine and eGFR 1.3 mg/dL 56 ml/min 1.73 m2 = 3.0 mg/dL 21 ml/min 1.73 m2 = Comparative Change 1 Estimated GFR calculated using MDRD equation SCr Increase eGFR1 Decline 100% 56% 54% 40% 50% 38% 35% 30% 27

Company Agent Phase Program Status NephroGenex Inhibitor of pathogenic oxidative chemistries and AGE formation 3 Active AbbVie Endothelin receptor - antagonist 3 Active Janssen INVOKANA - SGLT2 inhibitor 3 Active Pfizer Chemokine CCR2/5 - receptor antagonist Phosphodiesterase type - 5 inhibitor 2 2 Completed Completed Eli Lilly Transforming growth - factor B – Monoclonal Ab (IV) Mineralocorticoid-receptor antagonist 2 2 Terminated Active Bayer Healthcare Mineralocorticoid-receptor antagonist 2 Completed BMS BMS-813160 - CCCR2 antagonist 2 Active Eli Lilly in collaboration with Incyte Corp Janus kinase 1 inhibitor 2 Completed Gilead Sciences GS-4997 - Mitogen-activated protein kinase inhibitor 2 Active La Jolla Pharmaceuticals Co. GCS-100 (injection) Angiogenesis inhibitor Apoptosis stimulant 2 Planned Concert Pharmaceuticals CTP-499 -Phosphodiesterase inhibitor 2 Completed ChemoCentryx Chemokine CCR2 - receptor antagonist 2 Completed Genkyotex Innovation SAS GKT137831 - NOX 1 inhibitor 2 Active Vascular Pharmaceuticals, Inc. VPI-2690B injection - Targets insulin-like growth factor 1 2 Active Sanwa Kagaku Kenkyusho co. Ltd Topiroxostat - Xanthine oxidase inhibitor 2 Planned Daiichi Sankyo, Inc Mineralocorticoid-receptor antagonist 2 Active Kyowa Hakko Kirin Co. Ltd RTA-402 Bardoxolone Methy Activator of Nrf2 2 Active Korea Otsuka Pharmaceutical Co, Ltd Probucol - Cholesterol inhibitor - Reducing agent 2 Completed Yuhan Corporation Anplag (Sarpogrelate) - 5-hydroxytryptamine 2A receptor antagonist 2 Completed Dong Wha Pharmaceutical Co. Ltd DW1029 - Botanical extract 2 Completed NephroGenex Competitive Environment 28